Barings
Participation Investors

Report for the Three Months Ended March 31, 2018

Adviser

Barings LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

Independent Registered Public Accounting Firm

KPMG LLP
Boston, Massachusetts 02110

Counsel to the Trust

Ropes & Gray LLP
Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company
Boston, Massachusetts 02110
Transfer Agent & Registrar

DST Systems, Inc.
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374

Internet Website

www.barings.com/mpv

Barings Participation Investors c/o Barings LLC 1500 Main Street, Suite 2200 Springfield, Massachusetts 01115 (413) 226-1516

Investment Objective and Policy

Barings Participation Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities) again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. The Trust is prohibited from purchasing below-investment grade securities if, after giving effect to the purchase, more than 75% of the Trust's total assets would be invested in below-investment grade securities, which are securities that are rated, at the time of purchase, BB or B by S&P or Ba or B by Moody's, or, if unrated, are believed by Barings LLC ("Barings") to be of an equivalent quality. In addition, the Trust will not invest in any debt security that is rated, at the time of acquisition, below B by S&P or Moody's, or if unrated, is believed by Barings to be of an equivalent quality. In addition, the Trust may invest in high quality, readily marketable securities.

Barings manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Form N-Q

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings. A description of Barings' proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website at www.barings.com/mpv; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website at www.barings.com/mpv; and (2) on the SEC's website at http://www.sec.gov.

Legal Matters

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively "service providers") who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust's Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust's registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Participation Investors

TO OUR SHAREHOLDERS
April 30, 2018

We are pleased to present the March 31, 2018 Quarterly Report of Barings Participation Investors (the "Trust").

The Board of Trustees declared a quarterly dividend of $0.27 per share, payable on May 18, 2018 to shareholders of record on May 7, 2018. The Trust paid a $0.27 per share dividend for the preceding quarter. The Trust earned $0.26 per share of net investment income for the first quarter of 2018, compared to $0.27 per share, including $0.02 per share of non-recurring income, in the previous quarter.

During the first quarter, the net assets of the Trust increased to $145,920,470 or $13.93 per share compared to $145,480,065 or $13.91 per share on December 31, 2017. This translates into a 0.1% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 11.0%, 8.2%, 9.9%, 9.9% and 12.2% for the 1, 3, 5, 10, and 25-year periods ended March 31, 2018, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends.

The Trust's market price increased 4.3% during the quarter, from $14.10 per share as of December 31, 2017 to $14.70 per share as of March 31, 2018. The Trust's market price of $14.70 per share equates to a 5.5% premium over the March 31, 2018 net asset value per share of $13.93. The Trust's average quarter-end premium for the 3, 5 and 10-year periods ended March 31, 2018 was 2.8%, 2.1% and 6.2%, respectively. U.S. small cap equity markets, as approximated by the Russell 2000 Index, decreased 0.1% for the quarter. U.S. high yield income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index, decreased 0.8% for the quarter.

The Trust closed four new private placement investments and three add-on investments to existing portfolio companies during the first quarter. The four new investments were in Clubessential LLC, MeTEOR Education LLC, New Mountain Learning, LLC and U.S. Retirement and Benefit Partners, Inc. The three add-on investments were in MES Partners, Inc., Polytex Holdings LLC and York Wall Holding Company. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $5,975,826.

It was a good quarter for the Trust in terms of new investments. As noted above, the Trust closed four new investments and three add-on investments this quarter despite middle-market merger and acquisition activity getting off to a slower start in the first quarter of 2018. The expansion of the Trust's target investment criteria in late 2017 into a broader set of the middle market private debt market along with the expansion of the investment adviser's private debt platform have been key contributors to increasing the Trust's new investment volume. Overall, we believe market conditions remain extremely competitive, with purchase price and leverage multiples remaining at or near historical highs, and there continues to be a large supply of debt capital seeking middle-market investment opportunities. As always, we've continued to be selective in our investment choices and maintained our underwriting discipline.

The Trust's remaining portfolio remains in good condition. There were seven private debt investment exits during the quarter, five of which resulted in realized gains, while two long-time troubled investments (NetShape / Hawk and Church Services) resulted in realized losses. In addition, one company prepaid its subordinated debt held by the Trust. Several companies in which the Trust has outstanding investments are in the process of being sold and we are cautiously optimistic about realization activity from these investments over the next few quarters.

The Trust was able to maintain its $0.27 per share quarterly dividend in the first quarter. However, the Trust's recurring investment income was not sufficient to cover this quarter's dividend. As discussed in prior reports, since 2013, recurring investment income alone has generally not been sufficient to fully fund the current dividend rate, principally due to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exits and prepayment activity that occurred from 2013 through 2015, combined with generally lower investment returns available due to market and competitive dynamics over the past several years. As referenced above, the Trust's expansion of its target investment criteria in 2017 has allowed for increased private debt investment opportunities, and as a result, higher recurring investment income than the Trust has experienced over the past several years, although recurring investment income was still slightly lower than the quarterly dividend. The level of expected recurring investment income generated by the Trust in 2018, combined with the availability of earnings carry forwards and other non-recurring income, is expected to be sufficient to maintain the current dividend rate over the next several quarters. However, if recurring investment income fails to consistently equal the current dividend rate, there is the risk that the dividend may need to be reduced in the future.

(Continued)

Thank you for your continued interest in and support of Barings Participation Investors.

Sincerely,

Robert M. Shettle

President

Portfolio Composition as of 3/31/18*

Public Debt
14.3%
Public Bank Loans
2.2%
Cash & Short-Term Investments
9.1%
Private / Restricted Equity
11.8%
Private Bank Loans
11.5%
Private Debt
51.1%

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Barings Participation Investors
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2018
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value (Cost - $106,553,175)	$105,827,657
Corporate restricted securities at market value (Cost - $14,376,513)	14,286,244
Corporate public securities at market value (Cost - $26,469,155)	26,472,892
Short-term securities at amortized cost	3,997,131

Total investments (Cost - $151,395,974)	150,583,924
Cash	10,730,877
Interest receivable	1,536,430
Other assets	31,230

Total assets	162,882,461

Liabilities:
Note payable	15,000,000
Payable for investments purchased	503,667
Deferred tax liability	497,610
Tax payable	437,734
Investment advisory fee payable	328,321
Interest payable	27,267
Accrued expenses	167,392

Total liabilities	16,961,991

Total net assets	$145,920,470

Net Assets:
Common shares, par value $.01 per share	$104,764
Additional paid-in capital	94,742,470
Retained net realized gain on investments, prior years	44,296,000
Undistributed net investment income	3,468,827
Accumulated net realized gain on investments	4,618,069
Net unrealized depreciation of investments	(1,309,660)

Total net assets	$145,920,470

Common shares issued and outstanding (14,787,750 authorized)	10,476,416

Net asset value per share	$13.93

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the three months ended March 31, 2018
(Unaudited)

Investment Income:
Interest	$3,343,691
Dividends	46,721
Other	2,065

Total investment income	3,392,477

Expenses:
Investment advisory fees	328,321
Interest	153,375
Trustees' fees and expenses	60,000
Professional fees	55,565
Reports to shareholders	24,000
Custodian fees	6,000
Other	26,702

Total expenses	653,963

Investment income - net	2,738,514

Net realized and unrealized loss on investments:
Net realized gain on investments before taxes	2,314,375
Income tax expense	(14,240)

Net realized gain on investments after taxes	2,300,135

Net increase (decrease) in unrealized appreciation (depreciation) of investments before taxes	(5,125,195)
Net (increase) decrease in deferred income tax expense	272,103

Net increase (decrease) in unrealized appreciation (depreciation) of investments after taxes	(4,853,092)

Net gain on investments	(2,552,957)

Net increase in net assets resulting from operations	$185,557

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED STATEMENT OF CASH FLOWS
For the three months ended March 31, 2018
(Unaudited)

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$2,062,904
Purchases of portfolio securities	(7,756,587)
Proceeds from disposition of portfolio securities	12,608,148
Interest, dividends and other income received	2,640,861
Interest expense paid	(153,375)
Operating expenses paid	(485,540)
Income taxes paid	(1,389,855)

Net cash provided by operating activities	7,526,556

Cash flows from financing activities:
Cash dividends paid from net investment income	(2,823,704)
Receipts for shares issued on reinvestment of dividends	254,848

Net cash used for financing activities	(2,568,856)

Net increase in cash	4,957,700
Cash - beginning of period	5,773,177

Cash - end of period	$10,730,877

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$185,557

Decrease in investments	8,716,697
Increase in interest receivable	(241,479)
Increase in other assets	(5,216)
Increase in payable for investments purchased	503,667
Decrease in deferred tax liability	(272,103)
Decrease in tax payable	(1,375,615)
Increase in investment advisory fee payable	991
Increase in accrued expenses	14,057

Total adjustments to net assets from operations	7,340,999

Net cash provided by operating activities	$7,526,556

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the three months ended 3/31/2018 (Unaudited)	For the year ended 12/31/2017
Increase in net assets:
Operations:
Investment income - net	$2,738,514	$11,340,081
Net realized gain on investments after taxes	2,300,135	2,280,108
Net change in unrealized (depreciation) appreciation of investments after taxes	(4,853,092)	5,517,329

Net increase in net assets resulting from operations	185,557	19,137,518

Increase from common shares issued on reinvestment of dividends
Common shares issued (2018 - 18,254; 2017 - 71,989)	254,848	1,001,726

Dividends to shareholders from:
Net investment income (2018 - $0.00 per share; 2017 - $1.08 per share)	—	(11,265,910)

Total increase in net assets	440,405	8,873,334

Net assets, beginning of period/year	145,480,065	136,606,731

Net assets, end of period/year (including undistributed net investment income of $3,468,827 and $730,313, respectively)	$145,920,470	$145,480,065

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the three months ended 3/31/2018 (Unaudited)		For the years ended December 31,
			2017		2016		2015		2014
Net asset value:
Beginning of period/year	$13.91		$13.15		$13.10		$13.35		$12.83

Net investment income (a)	0.26		1.09		1.00		0.95		1.04
Net realized and unrealized gain (loss) on investments	(0.24)		0.75		0.13		(0.12)		0.57

Total from investment operations	0.02		1.84		1.13		0.83		1.61

Dividends from net investment income to common shareholders	—		(1.08)		(1.08)		(1.08)		(0.96)
Dividends from realized gain on investments to common shareholders	—		—		—		—		(0.12)
Increase from dividends reinvested	(0.00	) (b)	(0.00	) (b)	(0.00	) (b)	(0.00	) (b)	(0.01)

Total dividends	—		(1.08)		(1.08)		(1.08)		(1.09)

Net asset value:
End of period/year	$13.93		$13.91		$13.15		$13.10		$13.35

Per share market value:
End of period/year	$14.70		$14.10		$14.20		$13.75		$13.23

Total investment return
Net asset value (c)	0.14%		14.29%		8.75%		6.23%		13.61%
Market value (c)	4.26%		7.21%		11.45%		12.66%		12.54%

Net assets (in millions):
End of period/year	$145.92		$145.48		$136.61		$135.35		$137.57
Ratio of total expenses to average net assets	1.86%	(d)	3.23%		2.26%		2.17%		2.84%
Ratio of operating expenses to average net assets	1.39%	(d)	1.49%		1.35%		1.49%		1.49%
Ratio of interest expense to average net assets	0.43%	(d)	0.43%		0.44%		0.44%		0.45%
Ratio of income tax expense to average net assets	0.04%	(d)	1.31%		0.47%		0.24%		0.90%
Ratio of net investment income to average net assets	7.60%	(d)	7.92%		7.45%		6.95%		7.82%
Portfolio turnover	5%		24%		31%		30%		32%

(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)
Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(d)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$15	$15	$15	$15	$15
Asset coverage per $1,000 of indebtedness	$10,728	$10,699	$10,107	$10,023	$10,171

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2018
(Unaudited)

Corporate Restricted Securities - 82.31%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 72.52%: (C)
1A Smart Start, Inc.
A designer, distributor and lessor of ignition interlock devices ("IIDs"). IIDs are sophisticated breathalyzers wired to a vehicles ignition system.
10.13% Second Lien Term Loan due 12/22/2022 (LIBOR + 8.250%)	$1,725,000	12/21/17	$1,692,526	$1,696,653

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$109,335	08/01/12	106,135	109,335
Preferred Stock Series A (B)	125,000 shs.	08/01/12	125,000	225,763
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	22,414 shs.	08/01/12	42,446	37,807
			273,581	372,905

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,911	24,489
* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for "C-Parts" used by OEMs in their manufacturing and production facilities.
12.5% (1% PIK) Senior Subordinated Note due 09/27/2020	$1,218,447	03/27/15	1,205,713	1,218,447
Preferred Stock (B)	1,122 shs.	03/27/15	112,154	144,498
Common Stock (B)	346 shs.	03/27/15	346	—
			1,318,213	1,362,945

Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
Limited Liability Company Unit	288 uts.	11/18/14	288,000	903,249

AM Conservation Holding Corp.
A supplier of energy efficiency ("EE") products, including lighting, shower heads and aerators, and weatherization products such as door seals and weather stripping.
11.5% (1.5% PIK) Senior Subordinated Note due 04/30/2023	$1,568,182	10/31/16	1,542,172	1,557,481
11.5% (1.25% PIK) Senior Subordinated Note due 04/30/2023	$206,039	10/06/17	202,183	204,166
Common Stock (B)	156,818 shs.	10/31/16	156,818	184,475
			1,901,173	1,946,122

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)(F)	114 uts.	10/04/12	$113,636	$232,510

API Technologies Corp.
A designer, developer and manufacturer of electronic systems, subsystems, modules and secure communications for technically demanding defense, aerospace and commercial applications in the U.S. and internationally.

12% (1% PIK) Senior Subordinated Note due 04/22/2023	$1,406,978	04/22/16	1,401,943	1,421,048
Limited Liability Company Unit (B)	0.40% int.	04/20/16	345,000	565,800
			1,746,943	1,986,848

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% (0.5% PIK) Senior Subordinated Note due 02/01/2020	$1,723,846	*	1,712,926	1,723,846
Limited Partnership Interest	524 uts.	08/01/14	523,950	984,031
* 05/21/13 and 08/01/14.			2,236,876	2,707,877

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$758,089	11/19/15	748,373	727,862
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	48,551
			859,473	776,413

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
11% Senior Subordinated Note due 02/17/2022	$1,515,400	08/17/15	1,495,326	1,475,715
Preferred Stock (B)	210 shs.	08/17/15	209,390	128,380
Common Stock (B)	210 shs.	08/17/15	210	—
			1,704,926	1,604,095

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing ("NDT") systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% (3.75% PIK) Senior Subordinated Note due 03/21/2021 (D)	$6,777	07/31/14	6,650	—
Limited Liability Company Unit (B)(F)	45,504 uts.	*	—	—
Limited Liability Company Unit Class C Preferred (B)(F)	78,358 uts.	09/29/17	484,578	—
* 07/31/14 and 10/14/15.			491,228	—

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BCC Software, Inc.
A provider of software and data solutions which enhance mail processing to help direct mail marketers realize discounts from the U.S. Postal Service, avoid penalties associated with mailing errors, and improve the accuracy and efficiency of marketing campaigns.

12% (1% PIK) Senior Subordinated Note due 04/11/2023	$1,498,904	10/11/17	$1,470,919	$1,481,118
Preferred Stock Series A (B)	23 shs.	10/11/17	232,373	232,400
Common Stock Class A (B)	735 shs.	10/11/17	735	3,458
			1,704,027	1,716,976

BEI Precision Systems & Space Company, Inc.
A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$1,462,403	04/28/17	1,435,986	1,459,283
Limited Liability Company Unit (B)(F)	2,760 uts.	04/28/17	276,000	161,179
			1,711,986	1,620,462

Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$39,716	10/12/12	39,633	39,716
13% (1% PIK) Senior Subordinated Note due 09/30/2019	$335,579	10/12/12	328,421	335,579
Common Stock (B)	51,064 shs.	10/12/12	51,064	369,886
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	146,436
			439,334	891,617

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
12.5% (1.5% PIK) Senior Subordinated Note due 06/30/2021 (D)	$1,585,908	06/30/15	1,561,276	—
Common Stock (B)	1,417 shs.	06/30/15	156,800	—
			1,718,076	—

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 06/19/2020	$794,786	01/19/11	789,043	794,786
14% (2% PIK) Senior Subordinated Note due 06/19/2020	$210,244	08/03/12	208,991	210,244
Common Stock (B)	375 shs.	01/19/11	37,500	37,655
Warrant, exercisable until 2021, to purchase common
stock at $.01 per share (B)	295 shs.	01/19/11	29,250	29,599
			1,064,784	1,072,284

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

12.5% (1.5% PIK) Senior Subordinated Note due 04/01/2021	$2,061,665	*	$2,036,963	$2,062,880
Limited Liability Company Unit (B)	1,853 uts.	07/18/16	189,267	181,462
* 10/01/14 and 07/18/16.			2,226,230	2,244,342

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	147 shs.	12/02/08	146,594	1,311,014

Clubessential LLC
A leading SaaS platform for private clubs and resorts.
7% (5% PIK) Senior Subordinated Note due 01/12/24	$1,742,729	01/16/18	1,708,984	1,713,111

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
Limited Liability Company Unit (B)(F)	230 uts.	03/04/15	147,305	221,612

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
12.75% (1.75% PIK) Senior Subordinated Note due 06/30/2023	$781,809	06/30/16	769,372	797,445
Preferred Stock Series A (B)	758 shs.	06/30/16	72,033	89,564
Common Stock Class A (B)	3,791 shs.	06/30/16	3,791	23,926
			845,196	910,935

CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% (3% PIK) Senior Subordinated Note due 11/22/2019	$1,346,250	11/22/13	1,337,529	1,346,250
Common Stock (B)	90 shs.	*	514,284	582,502
* 11/22/13 and 09/16/16.			1,851,813	1,928,752

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023	$1,420,588	10/07/16	1,396,973	1,403,895
Limited Liability Company Unit (B)(F)	304,412 uts.	10/07/16	304,412	337,897
			1,701,385	1,741,792

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% (2% PIK) Senior Subordinated Note due 11/04/2020	$1,439,412	05/04/12	$1,430,797	$1,438,470
Preferred Stock (B)	25 shs.	05/04/12	252,434	250,284
Common Stock (B)	25 shs.	05/04/12	28,048	—
			1,711,279	1,688,754

Dunn Paper
A provider of specialty paper for niche product applications.
10.63% Second Lien Term Loan due 08/26/2023 (LIBOR + 8.750%)	$1,725,000	09/28/16	1,697,849	1,716,375

Eagle Family Foods, Inc.
A producer of low-cost branded and private label canned milk.
11.35% Last Out Term Loan due 12/31/2021 (LIBOR + 9.050%)	$1,725,000	12/22/15	1,708,828	1,719,624
11.35% Second Last Out Term Loan due 12/31/2021 (LIBOR + 9.050%)	$177,404	09/07/17	175,858	176,851
			1,884,686	1,896,475

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% (0.75% PIK) Senior Subordinated Note due 11/21/2020	$1,326,719	11/21/14	1,311,119	1,326,719
Limited Liability Company Unit (B)(F)	230 uts.	11/19/14	71,875	175,617
			1,382,994	1,502,336

Elite Sportwear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 10/13/2021	$1,588,640	10/14/16	1,567,693	1,438,053
Limited Liability Company Unit (B)(F)	101 uts.	10/14/16	159,722	68,320
			1,727,415	1,506,373

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$1,332,289	06/30/17	1,308,016	1,317,959
Limited Liability Company Unit (B)(F)	397,695 uts.	06/30/17	397,695	429,511
			1,705,711	1,747,470

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% (1.5% PIK) Senior Subordinated Note due 10/04/2019	$987,658	04/04/14	$981,083	$987,658
14% (2% PIK) Senior Subordinated Note due 10/04/2019	$260,936	07/01/16	258,310	263,545
Common Stock (B)	0.31% int.	04/04/14	77,533	191,889
			1,316,926	1,443,092

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	171 uts.	09/27/10	58,345	89,191
Limited Liability Company Unit Common (B)	171 uts.	09/27/10	17,073	164,196
			75,418	253,387

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	80,559 uts.	04/15/14	—	80,559
Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	65,789	390,027
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	8,248	48,898
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	15,000	40,360
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	16,009	63,697
			105,046	623,541

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	4,390
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	—
			76,687	4,390

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% (2% PIK) Senior Subordinated Note due 03/27/2019	$1,250,828	03/27/13	1,245,674	1,125,745
Common Stock (B)	1,181 shs.	03/27/13	118,110	21,769
			1,363,784	1,147,514

Glynlyon Holding Companies, Inc.
A technology-enabled curriculum provider of K-12 and support services predominantly to small and medium public school districts.
Common Stock (B)	$ 147 shs.	01/15/16	103,205	230,223

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

GlynnDevins Acquisition Corporation
A marketing communications agency that services senior living facilities.
Preferred Stock Series A (B)	342 shs.	06/19/15	$70,683	$85,969
Common Stock (B)	342 shs.	06/19/15	2,945	79,571
			73,628	165,540

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
Common Stock (B)	175 shs.	10/31/14	174,831	234,860

GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
7.66% Term Loan due 12/21/2022 (LIBOR + 6.000%)	$2,465,000	12/19/17	2,417,979	2,425,044

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 05/22/2023	$727,865	02/05/14	705,100	727,865
Common Stock (B)	1,046 shs.	*	104,636	136,533
Warrant, exercisable until 2027, to purchase common stock at $.01 per share (B)	397 shs.	02/05/14	36,816	51,820
* 02/05/14 and 11/22/17.			846,552	916,218

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% (1% PIK) Senior Subordinated Note due 06/19/2021	$1,725,000	*	1,703,391	1,725,000
Limited Liability Company Unit Preferred (B)	372 uts.	**	371,644	453,479
Limited Liability Company Unit Common Class A (B)	3,594 uts.	12/19/14	—	30,541
* 12/19/14 and 02/21/17.			2,075,035	2,209,020
* *12/19/14 and 04/29/16.

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
12.5% (1% PIK) Senior Subordinated Note due 07/01/2022	$1,603,279	07/01/16	1,578,847	1,614,703
Common Stock (B)	150 shs.	07/01/16	149,500	195,455
			1,728,347	1,810,158

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 08/14/2020	$1,134,316	02/14/14	$1,125,509	$1,134,316
12% Senior Subordinated Note due 08/14/2020	$431,250	06/22/15	429,205	435,563
Common Stock (B)	821 shs.	02/14/14	822	279,417
			1,555,536	1,849,296

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% (2% PIK) Senior Subordinated Note due 11/26/2020	$1,659,144	01/17/14	1,646,551	1,659,144
Limited Liability Company Unit (B)(F)	102 uts.	01/17/14	101,563	38,959
			1,748,114	1,698,103

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
14.25% (2.75% PIK) Senior Subordinated Note due 12/11/2020	$1,411,671	*	1,394,952	1,129,336
* 12/30/15 and 12/23/16.

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B)(F)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)(F)	47 uts.	10/14/11	—	—
			—	—

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 10/01/2019	$1,098,837	08/19/08	1,097,523	988,953
Common Stock (B)	251 shs.	08/19/08	251,163	—
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	65 shs.	08/19/08	60,233	—
			1,408,919	988,953

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
15% (15% PIK) Senior Subordinated Note due 11/10/2020	$1,213,848	11/10/14	1,202,516	—
Common Stock (B)	2,300 shs.	11/10/14	230,000	—
			1,432,516	—

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
Limited Liability Company Unit (B)(F)	1,038,805 uts.	12/05/12	$232,207	$—
Limited Liability Company Unit Class A-1 (B)(F)	159,048 uts.	10/31/16	159,048	243,694
Limited Liability Company Unit Class A-2 (B)(F)	1,032,609 uts.	10/31/16	—	107,278
			391,255	350,972

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	40 uts.	06/30/15	—	92,266
Common Stock (B)	353 shs.	07/15/08	285,619	446,690
			285,619	538,956

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 04/30/2019 (D)	$419,971	01/15/10	404,121	377,974
15% (2.5% PIK) Senior Subordinated Note due 04/30/2019 (D)	$115,253	10/05/10	114,604	103,727
Common Stock (B)	35 shs.	10/05/10	35,400	13,742
Common Stock Class B (B)	118 shs.	01/15/10	117,647	45,670
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	40,418
			766,351	581,531

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$868,102	04/17/15	863,322	651,077
Limited Liability Company Unit	5 uts.	04/17/15	678,329	—
			1,541,651	651,077

Merex Holding Corporation
A provider of after-market spare parts and components, as well as maintenance, repair and overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 10/30/2019 (D)	$454,295	09/22/11	449,013	340,721
15% PIK Senior Subordinated Note due 04/30/2022 (D)	$23,839	08/18/15	23,839	—
14% PIK Senior Subordinated Note due 06/30/2019	$64,149	*	64,149	63,917
Common Stock Class A (B)	83,080 shs.	**	170,705	—
* 10/21/16, 01/27/17 and 10/13/17.			707,706	404,638
** 08/18/15, 10/20/16 and 01/27/17.

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% (1% PIK) Senior Subordinated Note due 09/30/2021	$1,120,538	09/30/14	$1,107,449	$1,119,273
12% Senior Subordinated Note due 09/30/2021	$301,038	02/28/18	295,142	300,699
Common Stock Class B (B)	259,252 shs.	*	244,163	160,736
* 09/30/14 and 02/28/18.			1,646,754	1,580,708

MeTEOR Education LLC
A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 6/20/23	$915,819	03/09/18	897,644	919,342
Limited Liability Company Unit (B)(F)	182 uts.	03/09/18	183,164	164,794
			1,080,808	1,084,136

Midwest Industrial Rubber, Inc.
A supplier of industrial maintenance, repair, and operations ("MRO") products, specializing in the fabrication and distribution of lightweight conveyor belting and related conveyor components and accessories.

12% (1% PIK) Senior Subordinated Note due 12/02/2022	$1,574,427	12/02/16	1,548,401	1,583,365
Preferred Stock (B)	1,711 shs.	12/02/16	171,116	159,908
Common Stock (B)	242 shs.	12/02/16	242	—
			1,719,759	1,743,273

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% (2% PIK) Senior Subordinated Note due 05/02/2020	$1,342,840	11/02/12	1,334,765	1,342,840
Common Stock (B)	45 shs.	11/02/12	44,643	71,871
			1,379,408	1,414,711

Money Mailer Equity LLC
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
12% (1% PIK) Senior Subordinated Note due 10/29/2021	$1,756,918	04/29/16	1,732,210	1,625,761

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% (1.75% PIK) Senior Subordinated Note due 08/15/2020	$285,428	11/30/10	283,873	285,428
Limited Liability Company Unit Class B-1 (B)(F)	75,000 uts.	11/30/10	—	41,932
Limited Liability Company Unit Class B-2 (B)(F)	6,801 uts.	11/30/10	—	3,802
			283,873	331,162

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

New Mountain Learning, LLC
A leading provider of blended learning solutions to the K-12 and post-secondary school market.
8.65% Term Loan due 3/16/2024 (LIBOR + 5.500%)	$1,792,448	03/15/18	$1,383,358	$1,384,410

NSi Industries Holdings, Inc.
A manufacturer and distributer of electrical components and accessories to small to mid-sized electrical wholesalers.
12.75% (1.75% PIK) Senior Subordinated Note due 05/17/2023	$1,527,814	06/30/16	1,503,669	1,535,805
Common Stock (B)	207 shs.	05/17/16	207,000	258,516
			1,710,669	1,794,321

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,"free from" healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$1,775,705	02/17/17	1,750,033	1,776,902
Common Stock Class B (B)	380,545 shs.	*	380,545	489,967
* 01/29/16 and 02/17/17.			2,130,578	2,266,869

Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.

11.25% Term Loan due 11/16/2022	$346,855	11/14/17	337,169	338,086
7.84% Term Loan due 11/17/2024 (LIBOR + 6.250%)	$2,122,639	11/14/17	1,936,298	1,943,515
			2,273,467	2,281,601

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company	0.40% int.	*	175,339	18,929
* 11/29/12 and 12/20/16.			175,339	18,929

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (1% PIK) Senior Subordinated Note due 01/31/2020	$1,112,667	07/31/14	1,103,503	834,499
Limited Liability Company Unit	148,096 uts.	07/31/14	148,096	—
Limited Liability Company Unit Class F	36,976 uts.	*	24,802	—
* 09/28/17 and 02/15/18.			1,276,401	834,499

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
Limited Liability Company Unit Preferred (B)(F)	1,149 uts.	05/29/15	$114,900	$116,220
Limited Liability Company Unit Common (B)(F)	1,149 uts.	05/29/15	—	173,920
			114,900	290,140

PPC Event Services
A special event equipment rental business.
14% (2% PIK) Senior Subordinated Note due 05/20/2020	$1,196,358	11/20/14	1,185,660	1,196,358
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	406,473
Limited Liability Company Unit Series A-1 (B)	339 uts.	03/16/16	42,419	45,716
			1,400,579	1,648,547

Randy's Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
Common Stock (B)	118 shs.	05/12/15	118,476	317,186

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
10.5% (0.5% PIK) Senior Subordinated Note due 02/28/2023	$1,434,146	11/13/17	1,434,146	1,420,606
Limited Liability Company Unit Class B	293,617 uts.	11/13/17	293,617	352,647
			1,727,763	1,773,253

Signature Systems Holding Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	76 shs.	03/15/13	75,509	135,211
Warrant, exercisable until 2023, to purchase common stock A at $.01 per share (B)	31 shs.	03/15/13	28,316	55,241
			103,825	190,452

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	328 uts.	*	261,262	491,723
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	83 shs.	*	67,467	124,554
* 08/31/07 and 03/06/08.			328,729	616,277

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% (2% PIK) Senior Subordinated Note due 10/18/2019 (D)	$738,694	10/18/13	$726,147	$—
Common Stock (B)	841 shs.	10/18/13	84,100	—
			810,247	—

Software Paradigms International Group, LLC
An outsourced IT services provider focused on the retail industry.
12.5% (1.5% PIK) Senior Subordinated Note due 11/23/2021	$1,725,000	05/23/16	1,699,558	1,730,504

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022	$867,652	03/27/17	858,548	867,098
Limited Liability Company Unit Series A (B)(F)	14 uts.	03/27/17	846,631	1,082,971
			1,705,179	1,950,069

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	255,188
Preferred Stock Series A-2 (B)	26,543 shs.	09/10/15	29,994	42,609
			188,961	297,797

Strategic Insight, Inc.
A provider of largely proprietary data, market research, and business intelligence to the global asset management industry.
10.94% Second Lien Term Loan due 12/21/2024 (LIBOR + 9.250%)	$1,725,000	12/28/17	1,687,604	1,692,260

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 01/31/2019 (D)	$1,428,470	*	1,358,229	999,929
Common Stock (B)	38 shs.	12/14/10	38,168	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	—
* 12/14/10, 08/17/12 and 03/31/16.			1,433,646	999,929

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 07/31/2021	$1,311,972	07/31/15	$1,296,893	$1,147,975
Common Stock (B)	68 shs.	*	104,986	4,885
* 07/31/15 and 11/08/17.			1,401,879	1,152,860

Team Drive-Away Holdings LLC
An asset-light provider of over the road driveaway services for class 8 trucks and specialized equipment.
Limited Liability Company Unit (B)	95,800 uts.	10/15/15	95,800	184,032

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
10.5% (0.5% PIK) Senior Subordinated Note due 11/30/2023	$1,367,920	11/30/17	1,367,920	1,354,684
Limited Liability Company Unit	359,375 uts.	11/30/17	342,851	273,628
			1,710,771	1,628,312

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
15% (7.5% PIK) Senior Subordinated Note due 12/05/2020	$75,063	12/05/13	229,252	75,063
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	28,079 shs.	12/05/13	—	21,340
			229,252	96,403

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 07/31/2020	$1,164,991	01/23/15	1,153,464	1,055,906

U.S. Retirement and Benefit Partners, Inc.
A leading independent provider of outsourced benefit design and administration and retirement services, primarily to K-12 school districts, employee unions, and governmental agencies.
10.38% Second Lien Term Loan due 2/14/2023 (LIBOR + 8.500%)	$1,725,000	03/05/18	1,345,546	1,347,328

Velocity Technology Solutions, Inc.
A provider of outsourced hosting services for enterprise resource planning software applications and information technology infrastructure to mid and large-sized enterprises.
8.03% Lien Term Loan due 12/07/2023 (LIBOR + 6.000%)	$2,100,000	12/07/17	2,080,066	2,088,014

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Veritext Corporation
A provider of stenographic staffing and other services used during the legal deposition process.
11.30% Second Lien Term Loan due 01/29/2023 (LIBOR + 9.000%)	$2,012,500	*	$1,984,017	$1,994,258
* 01/21/16 and 02/23/17.

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
Common Stock (B)	3,632 shs.	03/31/14	363,158	720,667

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2019 (D)	$1,778,423	11/30/06	1,114,956	1,778,423
Common Stock (B)	101 shs.	11/30/06	101,250	14,033
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	51 shs.	11/30/06	45,790	7,006
			1,261,996	1,799,462

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 02/03/2021	$380,203	08/03/15	375,948	384,005
Limited Liability Company Unit (B)(F)	370,241 uts.	08/03/15	370,241	445,221
			746,189	829,226

Whitebridge Pet Brands Holdings, LLC
A portfolio of natural treats and foods for dogs and cats.
11.5% (0.5% PIK) Senior Subordinated Note due 08/18/2021	$1,488,115	04/18/17	1,469,701	1,481,132
Limited Liability Company Unit Class A (B)(F)	123 uts.	04/18/17	148,096	136,401
Limited Liability Company Unit Class B (B)(F)	123 uts.	04/18/17	—	34,895
			1,617,797	1,652,428

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
12.5% (1.5% PIK) Senior Subordinated Note due 07/22/2021	$1,620,495	01/22/16	1,599,070	1,636,700
Common Stock (B)	157 shs.	01/22/16	156,818	186,034
			1,755,888	1,822,734

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% (2.5% PIK) Senior Subordinated Note due 06/12/2020	$997,268	11/03/11	$995,070	$997,268
Common Stock (B)	1,500 shs.	11/03/11	150,000	135,414
			1,145,070	1,132,682

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
14.5% (1.5% PIK) Senior Subordinated Note due 03/04/2021 (D)	$1,946,834	03/04/15	1,549,582	1,750,985
Common Stock (B)	2,046 shs.	*	200,418	4,931
* 03/04/15 and 02/07/18.			1,750,000	1,755,916

Total Private Placement Investments (E)			$106,553,175	$105,827,657

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 9.79%:
Bonds - 9.79%
Alliance Residential Company	7.500%	05/01/25	$500,000	$520,107	$525,000
Altice Financing S.A.	7.500	05/15/26	400,000	400,000	392,000
Amsted Industries	5.375	09/15/24	240,000	240,000	240,000
Avantor Inc.	6.000	10/01/24	406,000	406,000	403,970
Beacon Roofing Supply, Inc.	4.875	11/01/25	406,000	406,000	386,715
Boyne USA, Inc.	7.250	05/01/25	167,000	167,000	171,384
CITGO Petroleum Corporation	6.250	08/15/22	425,000	425,000	421,281
CVR Partners, LP.	9.250	06/15/23	500,000	489,978	532,350
Dell Inc.	4.420	06/15/21	600,000	619,691	615,460
EP Energy LLC / Everest Acquisition Finance Inc.	9.375	05/01/24	406,000	242,270	288,768
First Quantum Minerals Ltd.	7.500	04/01/25	500,000	484,518	492,500
Hertz Corporation	7.625	06/01/22	500,000	500,000	507,500
Hilcorp Energy Company	5.000	12/01/24	335,000	335,000	329,975
IAMGOLD Corporation	7.000	04/15/25	500,000	500,000	511,250
J.B. Poindexter Co., Inc.	9.000	04/01/22	401,000	401,000	413,531
JBS USA Lux S.A.	6.750	02/15/28	476,000	476,000	456,960
Jupiter Resources Inc.	8.500	10/01/22	500,000	470,827	230,000
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	663,000	676,036	681,233
Moog Inc.	5.250	12/01/22	500,000	502,661	512,500
New Gold Inc.	6.250	11/15/22	500,000	502,096	510,625
OPE KAG Finance Sub	7.875	07/31/23	500,000	517,654	512,500
Penske Corporation	4.875	07/11/22	500,000	498,852	526,234
Prime Security Services Borrower	9.250	05/15/23	608,000	618,852	658,877
Sinclair Broadcast Group, Inc.	5.875	03/15/26	204,000	204,000	201,960
Sinclair Television Group, Inc.	5.125	02/15/27	500,000	500,000	463,750
Suncoke Energy	7.500	06/15/25	500,000	492,861	515,000
Teine Energy Ltd.	6.875	09/30/22	500,000	506,250	510,000
Topaz Marine S.A.	9.125	07/26/22	500,000	500,000	518,500
Unitymedia KabelBW GmbH	6.125	01/15/25	500,000	500,000	524,375
UPCB Finance IV Limited	5.375	01/15/25	208,000	208,000	200,719
Valeant Pharmaceuticals International	7.000	03/15/24	173,000	173,000	180,353
Virgin Media Secured Finance PLC	5.250	01/15/26	500,000	501,860	481,250
VRX Escrow Corp.	6.125	04/15/25	182,000	182,000	157,066
Warrior Met Coal, Inc.	8.000	11/01/24	209,000	209,000	212,658

Total Bonds				14,376,513	14,286,244

Common Stock - 0.00%
TherOX, Inc. (B)			2	—	—
Touchstone Health Partnership (B)			292	—	—

Total Common Stock				—	—

Total Rule 144A Securities				14,376,513	14,286,244

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Corporate Public Securities - 18.15%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 2.35%
Big River Steel LLC.	5.000%	7.300%	08/23/23	$118,770	$117,698	$120,255
Coronado Coal LLC	6.500	8.812	03/14/25	253,841	246,226	250,034
Coronado Coal LLC	6.500	8.812	03/21/25	69,229	67,153	68,191
Cunningham Lindsey U.S., Inc.	3.750	6.050	12/10/19	124,297	119,372	123,778
DigiCert, Inc.	8.000	6.520	10/31/24	205,369	204,401	207,552
Focus Financial Partners, LLC.	7.500	9.800	05/22/25	400,000	409,000	407,000
Gulf Finance, LLC	5.250	7.560	08/25/23	259,739	257,760	238,635
Higginbotham Insurance Agency, Inc.	7.250	9.130	05/10/22	198,238	196,317	196,751
Murray Energy Corporation	7.250	9.550	04/16/20	453,896	420,390	383,542
OCI Beaumont LLC	4.250	6.550	02/14/25	122,286	122,134	122,846
Prospect Medical Holdings, Inc.	5.500	7.190	02/13/24	256,082	251,035	256,082
PS Logistics LLC	5.250	7.339	03/01/25	500,000	505,000	503,750
Seadrill Partners Finco, LLC	6.000	8.300	02/21/21	488,520	311,546	408,730
Summit Midstream Holdings, LLC	6.000	7.880	05/13/22	129,654	128,612	130,951

Total Bank Loans					3,356,644	3,418,097

	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bonds - 15.80%
Air Lease Corp.	3.000%	09/15/23	$600,000	$593,959	$574,881
AMC Entertainment Holdings Inc.	6.125	05/15/27	500,000	486,877	492,550
Anchorage Capital Group, L.L.C.	8.970	01/15/29	500,000	517,188	512,733
Anglogold Holdings PLC	5.375	04/15/20	600,000	601,666	617,621
Anixter, Inc.	5.125	10/01/21	165,000	165,000	169,125
A. Schulman Inc.	6.875	06/01/23	500,000	505,075	527,500
Bank of America Corporation	4.000	04/01/24	500,000	498,787	510,929
Beazer Homes USA, Inc.	8.750	03/15/22	160,000	160,000	172,400
Brunswick Corporation	7.125	08/01/27	500,000	503,663	607,820
Bunge Limited Finance Corp.	3.250	08/15/26	600,000	601,894	564,101
Community Health Sysyems Inc.	5.125	08/01/21	372,000	367,081	345,960
Clearwater Paper Corporation	4.500	02/01/23	491,000	488,302	471,360
Crown Castle International Corp	5.250	01/15/23	600,000	658,078	637,591
CubeSmart, L.P.	4.000	11/15/25	500,000	506,046	498,197
CVR Refining LLC	6.500	11/01/22	350,000	342,886	357,000
CVS Health Corp	4.300	03/25/28	345,000	339,998	346,470
Discovery Communications	4.900	03/11/26	600,000	647,330	621,930
Dish DBS Corporation	7.750	07/01/26	500,000	541,140	468,875
Duke Realty Limited Partnership	3.875	10/15/22	500,000	498,684	509,639
Expedia Inc.	4.500	08/15/24	600,000	623,474	606,664

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Corporate Public Securities (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Ferrellgas Partners, L.P.	6.750%	01/15/22	$265,000	$267,337	$251,088
Ferrellgas Partners, L.P.	8.625	06/15/20	650,000	650,324	596,375
Ford Motor Credit Co. LLC	4.375	08/06/23	600,000	639,603	608,692
General Motors Financial Co. Inc.	4.000	01/15/25	500,000	507,464	492,938
Genesis Energy, L.P.	5.625	06/15/24	500,000	470,918	471,250
Hospital Corporation of America	5.375	02/01/25	100,000	101,369	100,250
Hospital Corporation of America	5.250	06/15/26	174,000	174,000	176,262
Hewlett Packard Enterprise Company	4.900	10/15/25	500,000	498,733	519,126
Hughes Satellite Systems Corporation	6.625	08/01/26	500,000	496,895	497,500
Laboratory Corporation of America Holdings	3.600	02/01/25	500,000	499,428	492,650
Laredo Petroleum, Inc.	5.625	01/15/22	500,000	479,163	496,250
Lazard Group LLC	4.250	11/14/20	500,000	499,326	513,909
LyondellBasell Industries N.V.	5.750	04/15/24	500,000	579,136	549,616
MPLX LP	4.875	12/01/24	500,000	500,000	524,284
NRG Energy, Inc.	7.250	05/15/26	500,000	502,858	528,900
Oasis Petroleum Inc.	6.875	03/15/22	500,000	478,431	507,120
PBF Holding Company LLC	6.997	11/15/23	33,000	33,000	34,155
Perry Ellis International, Inc.	7.875	04/01/19	125,000	124,739	124,844
Pitney Bowes Inc.	3.375	10/01/21	500,000	499,713	476,250
Reinsurance Group of America	3.950	09/15/26	500,000	502,811	494,890
SM Energy Company	6.750	09/15/26	750,000	744,395	742,500
Sprint Corporation	7.125	06/15/24	155,000	155,000	151,125
Steelcase, Inc.	6.375	02/15/21	500,000	503,034	538,127
Suburban Propane Partners, L.P.	5.750	03/01/25	500,000	500,000	480,000
Time Warner Cable, Inc.	5.000	02/01/20	500,000	497,700	513,538
Trinity Acquisition Plc	4.400	03/15/26	500,000	514,805	506,657
Tyson Foods, Inc.	4.500	06/15/22	500,000	507,930	518,140
William Lyon Homes	7.000	08/15/22	500,000	500,000	512,500
WPX Energy, Inc.	5.250	09/15/24	425,000	425,000	418,625
Xlit Ltd	4.450	03/31/25	600,000	612,271	603,888

Total Bonds				23,112,511	23,054,795

Total Corporate Public Securities				$26,469,155	$26,472,892

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Short-Term Security:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 2.74%
Bemis Company, Inc.	2.350%	04/04/18	$1,000,000	$999,804	$999,804
CRH Finance America, Inc.	2.350	04/10/18	1,000,000	999,413	999,413
Lam Research Corporation	2.350	04/10/18	1,000,000	998,694	998,694
Molex Electronic Technologies LLC	3.120	04/16/18	1,000,000	999,220	999,220

Total Short-Term Security				$3,997,131	$3,997,131

Total Investments	103.20%			$151,395,974	$150,583,924

Other Assets	8.43				12,298,537

Liabilities	(11.63)				(16,961,991)

Total Net Assets	100.00%				$145,920,470

(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of March 31, 2018, the values of these securities amounted to $105,827,657 or 72.52% of net assets.
(F)	Held in PI Subsidiary Trust
^	Effective yield at purchase
PIK - Payment-in-kind

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 3.54%
API Technologies Corp.	$1,986,848
BEI Precision Systems & Space Company, Inc.	1,620,462
Merex Holding Corporation	404,638
Sunvair Aerospace Group Inc.	1,152,860
5,164,808

AUTOMOTIVE - 5.42%
Aurora Parts & Accessories LLC	1,604,095
DPL Holding Corporation	1,688,754
English Color & Supply LLC	1,747,470
Ford Motor Credit Co. LLC	608,692
General Motors Financial Co. Inc.	492,938
Grakon Parent	234,860
J.B. Poindexter Co., Inc.	413,531
Moog Inc.	512,500
Power Stop Holdings LLC	290,140
Randy's Worldwide Automotive	317,186
7,910,166

BANKING - 0.35%
Bank of America Corporation	510,929

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.49%
Higginbotham Insurance Agency, Inc.	196,751
Lazard Group LLC	513,909
710,660

BUILDING MATERIALS - 7.96%
ARI Holding Corporation	2,707,877
Beacon Roofing Supply, Inc.	386,715
Happy Floors Acquisition, Inc.	1,810,158
NSi Industries Holdings, Inc.	1,794,321
Signature Systems Holding Company	190,452
Sunrise Windows Holding Company	999,929
Torrent Group Holdings, Inc.	96,403
Wellborn Forest Holding Company	1,799,462
Wolf-Gordon, Inc.	1,822,734
11,608,051

CABLE & SATELLITE - 1.52%
Hughes Satellite Systems Corporation	497,500
Time Warner Cable, Inc.	513,538
Fair Value/ Market Value

Unitymedia KabelBW GmbH	$524,375
UPCB Finance IV Limited	200,719
Virgin Media Secured Finance PLC	481,250
2,217,382

CHEMICALS - 2.38%
A. Schulman Inc.	527,500
Compass Chemical International LLC	221,612
CVR Partners, LP.	532,350
LBC Tank Terminals Holding Netherlands B.V.	681,233
LyondellBasell Industries N.V.	549,616
OCI Beaumont LLC	122,846
Polytex Holdings LLC	834,499
3,469,656

CONSUMER CYCLICAL SERVICES - 3.40%
CHG Alternative Education Holding Company	1,072,284
MeTEOR Education LLC	1,084,136
PPC Event Services	1,648,547
Prime Security Services Borrower	658,877
PS Logistics LLC	503,750
4,967,594

CONSUMER PRODUCTS - 10.12%
AMS Holding LLC	232,510
Blue Wave Products, Inc.	891,617
Elite Sportwear Holding, LLC	1,506,373
gloProfessional Holdings, Inc.	1,147,514
GTI Holding Company	916,218
Handi Quilter Holding Company	2,209,020
HHI Group, LLC	1,698,103
Manhattan Beachwear Holding Company	581,531
Master Cutlery LLC	651,077
New Mountain Learning, LLC	1,384,410
Perry Ellis International, Inc.	124,844
Whitebridge Pet Brands Holdings, LLC	1,652,428
York Wall Holding Company	1,755,916
14,751,561

DIVERSIFIED MANUFACTURING - 5.95%
ABC Industries, Inc.	372,905
Advanced Manufacturing Enterprises LLC	24,489

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Airxcel Holdings	$903,249
Amsted Industries	240,000
F G I Equity LLC	623,541
K P I Holdings, Inc.	538,956
Motion Controls Holdings	331,162
Reelcraft Industries, Inc.	1,773,253
SR Smith LLC	1,950,069
Strahman Holdings Inc.	297,797
Therma-Stor Holdings LLC	1,628,312
8,683,733

ELECTRIC - 1.70%
AM Conservation Holding Corp.	1,946,122
NRG Energy, Inc.	528,900
2,475,022

FINANCE COMPANIES - 0.39%
Air Lease Corp.	574,881

FINANCIAL OTHER - 3.48%
Anchorage Capital Group, L.L.C.	512,733
CRH Finance America, Inc.	999,413
Cunningham Lindsey U.S., Inc.	123,778
Focus Financial Partners, LLC.	407,000
Strategic Insight, Inc.	1,692,260
U.S. Retirement and Benefit Partners, Inc.	1,347,328
5,082,512

FOOD & BEVERAGE - 8.31%
Bunge Limited Finance Corp.	564,101
Del Real LLC	1,741,792
Eagle Family Foods, Inc.	1,896,475
F F C Holding Corporation	253,387
Hollandia Produce LLC	1,129,336
Hospitality Mints Holding Company	988,953
Impact Confections	—
JBS USA Lux S.A.	456,960
JMH Investors LLC	350,972
PANOS Brands LLC	2,266,869
Tyson Foods, Inc.	518,140
Westminster Acquisition LLC	829,226
WP Supply Holding Corporation	1,132,682
12,128,893

Fair Value/ Market Value

GAMING - 1.32%
CTM Holding, Inc.	$1,928,752

HEALTHCARE - 3.10%
Avantor Inc.	403,970
CORA Health Services, Inc.	910,935
Community Health Sysyems Inc.	345,960
ECG Consulting Group	1,502,336
GD Dental Services LLC	4,390
Hospital Corporation of America	276,512
Laboratory Corporation of America Holdings	492,650
Prospect Medical Holdings, Inc.	256,082
TherOX, Inc.	—
Touchstone Health Partnership	—
Valeant Pharmaceuticals International	180,353
VRX Escrow Corp.	157,066
4,530,254

HEALTH INSURANCE - 0.34%
Reinsurance Group of America	494,890

HOME CONSTRUCTION - 0.47%
Beazer Homes USA, Inc.	172,400
William Lyon Homes	512,500
684,900

INDEPENDENT - 1.35%
Jupiter Resources Inc.	230,000
Laredo Petroleum, Inc.	496,250
Oasis Petroleum Inc.	507,120
SM Energy Company	742,500
1,975,870

INDUSTRIAL OTHER - 6.87%
AFC - Dell Holding Corporation	1,362,945
Brunswick Corporation	607,820
Clough, Harbour and Associates	1,311,014
Hartland Controls Holding Corporation	1,849,296
Lam Research Corporation	998,694
Midwest Industrial Rubber, Inc.	1,743,273
Molex Electronic Technologies LLC	999,220
Smart Source Holdings LLC	616,277
SMB Machinery Holdings, Inc.	—
Steelcase, Inc.	538,127
10,026,666

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

MEDIA & ENTERTAINMENT - 2.89%
AMC Entertainment Holdings Inc.	$492,550
BlueSpire Holding, Inc.	—
Boyne USA, Inc.	171,384
Discovery Communications	621,930
Dish DBS Corporation	468,875
GlynnDevins Acquisition Corporation	165,540
HOP Entertainment LLC	—
Money Mailer Equity LLC	1,625,761
Sinclair Broadcast Group, Inc.	201,960
Sinclair Television Group, Inc.	463,750
4,211,750

METALS & MINING - 2.88%
Alliance Residential Company	525,000
Anglogold Holdings PLC	617,621
Big River Steel LLC.	120,255
Coronado Coal LLC	318,225
First Quantum Minerals Ltd.	492,500
IAMGOLD Corporation	511,250
Murray Energy Corporation	383,542
New Gold Inc.	510,625
Suncoke Energy	515,000
Warrior Met Coal, Inc.	212,658
4,206,676

MIDSTREAM - 1.57%
CVR Refining LLC	357,000
Ferrellgas Partners, L.P.	847,463
Genesis Energy, L.P.	471,250
Suburban Propane Partners, L.P.	480,000
Summit Midstream Holdings, LLC	130,951
2,286,664

OIL FIELD SERVICES - 1.87%
EP Energy LLC / Everest Acquisition Finance Inc.	288,768
Gulf Finance, LLC	238,635
Hilcorp Energy Company	329,975
Petroplex Inv Holdings LLC	18,929
Seadrill Partners Finco, LLC	408,730
Teine Energy Ltd.	510,000
Topaz Marine S.A.	518,500
WPX Energy, Inc.	418,625
2,732,162

Fair Value/ Market Value

OTHER - REITS - 0.69%
Duke Realty Limited Partnership	$509,639
CubeSmart, L.P.	498,197
1,007,836

PACKAGING - 1.22%
ASC Holdings, Inc.	776,413
Bemis Company, Inc.	999,804
1,776,217

PAPER - 1.50%
Clearwater Paper Corporation	471,360
Dunn Paper	1,716,375
2,187,735

PHARMACEUTICALS - 2.76%
Clarion Brands Holding Corp.	2,244,342
CVS Health Corp	346,470
ERG Holding Company LLC	1,443,092
4,033,904

PROPERTY & CASUALTY - 0.76%
Trinity Acquisition Plc	506,657
Xlit Ltd	603,888
1,110,545

REFINING - 2.48%
CITGO Petroleum Corporation	421,281
MES Partners, Inc.	1,580,708
MPLX LP	524,284
PBF Holding Company LLC	34,155
Tristar Global Energy Solutions, Inc.	1,055,906
3,616,334

TECHNOLOGY - 11.10%
1A Smart Start, Inc.	1,696,653
Anixter, Inc.	169,125
BCC Software, Inc.	1,716,976
Clubessential LLC	1,713,111
Dell Inc.	615,460
DigiCert, Inc.	207,552
Expedia Inc.	606,664
Glynlyon Holding Companies, Inc.	230,223
GraphPad Software, Inc.	2,425,044

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2018
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Hewlett Packard Enterprise Company	$519,126
Pitney Bowes Inc.	476,250
Software Paradigms International Group, LLC	1,730,504
Velocity Technology Solutions, Inc.	2,088,014
Veritext Corporation	1,994,258
16,188,960

TELECOMMUNICATIONS - 0.27%
Altice Financing S.A.	392,000

TRANSPORTATION SERVICES - 4.21%
Hertz Corporation	507,500
MNX Holding Company	1,414,711
OPE KAG Finance Sub	512,500
Penske Corporation	526,234
Pegasus Transtech Corporation	2,281,601
Team Drive-Away Holdings LLC	184,032
VP Holding Company	720,667
6,147,245

WIRELESS - 0.54%
Crown Castle International Corp	637,591
Sprint Corporation	151,125
788,716

Total Investments - 103.20% (Cost - $151,395,974)	$150,583,924

See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.	History
Barings Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Barings LLC ("Barings"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities), and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital. In addition, the Trust may invest in high quality, readily marketable securities.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("PI Subsidiary Trust") for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust's investments is the responsibility of the Trust's Board of Trustees (the "Trustees"). The Trustees have adopted procedures for the valuation of the Trust's securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $105,827,657 (72.52% of net assets) as of March 31, 2018 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At March 31, 2018, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.

Barings Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Barings continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes' fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC's

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs. Increases/(decreases) to the company's EBITDA and/or valuation multiple would result in increases/(decreases) to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of March 31, 2018:

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted
Bank Loans	$3,393,306	Broker Quote	Single Broker	98.5% to 101.8%	100.0%

	$16,806,042	Discounted Cash Flows	Discount Rate	6.2% to 12.3%	8.1%

Corporate Bonds	$58,579,781	Discounted Cash Flows	Discount Rate	8.4% to 19.1%	12.4%

	$9,553,424	Market Approach	Valuation Multiple	3.9x to 8.3x	6.8x

			EBITDA	$0 million to $13.3 million	$5.2 million

Equity Securities	$19,172,035	Market Approach	Valuation Multiple	3.9x to 14.4x	8.9x

			EBITDA	$0 million to $221.6 million	$29.6 million

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

Barings Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The following table summarizes the levels in the fair value hierarchy into which the Trust's financial instruments are categorized as of March 31, 2018.

The fair values of the Trust's investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of March 31, 2018 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$82,419,449	$—	$14,286,244	$68,133,205
Bank Loans	18,522,417	—	—	18,522,417
Common Stock - U.S.	6,091,393	—	—	6,091,393
Preferred Stock	2,925,577	—	—	2,925,577
Partnerships and LLCs	10,155,065	—	—	10,155,065
Public Securities
Bank Loans	3,418,097	—	1,741,166	1,676,931
Corporate Bonds	23,054,795	—	23,054,795	—
Common Stock—U.S.	—	—	—	—
Preferred Stock	—	—	—	—
Short-term Securities	3,997,131	—	3,997,131	—
Total	$150,583,924	$—	$43,079,336	$107,504,588
See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2017	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 3/31/2018
Restricted Securities
Corporate Bonds	$68,182,386	$(1,560,926)	$3,193,009	$(36,550)	$(1,644,714)	$—	$—	$68,133,205
Bank Loans	15,737,992	55,774	2,728,651	—	—	—	—	18,522,417
Common Stock - U.S.	6,911,240	(180,558)	41,537	(680,826)	—	—	—	6,091,393
Preferred Stock	2,525,813	399,764	—	—	—	—	—	2,925,577
Partnerships and LLCs	14,061,127	(368,512)	193,692	(3,731,242)	—	—	—	10,155,065
Public Securities
Bank Loans	523,461	7,334	818,379	—	(6,192)	333,949	—	1,676,931
Total	$107,942,019	$(1,647,124)	$6,975,268	$(4,448,618)	$(1,650,906)	$333,949	$—	$107,504,588

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$166,323	$—
Net realized gain on investments before taxes	$2,112,814	$—
Net change in unrealized appreciation of investments before taxes	$(3,926,261)	$(1,636,968)

B. Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

D. Federal Income Taxes:

The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of March 31, 2018, the PI Subsidiary Trust has incurred income tax expense of $14,240.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of March 31, 2018, the PI Subsidiary Trust has a deferred tax liability of $497,610.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

3.	Investment Advisory and Administrative Services Contract
A. Services:

Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Barings has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

Barings Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust's net assets as of such day.

4.	Senior Indebtedness
MassMutual holds the Trust's $15,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the three months ended March 31, 2018, the Trust incurred total interest expense on the Note of $153,375.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments

	For the three months ended 03/31/2018
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$6,728,633	$7,862,840
Corporate public securities	1,531,621	4,745,308

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of March 31, 2018. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of March 31, 2018 is $(812,050) and consists of $10,179,343 appreciation and $10,991,393 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $497,610 on net unrealized gains on the PI Subsidiary Trust.
6.	Quarterly Results of Investment Operations

	March 31, 2018
	Amount	Per Share
Investment income	$3,392,477

Net investment income	2,738,514	$0.26

Net realized and unrealized loss on investments (net of taxes)	(2,552,957)	(0.24)

7.	Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust's policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

8.	Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At March 31, 2018, the Trust had the following unfunded commitments:

Investment	Unfunded Amount
CORA Health Services, Inc.	$890,933
New Mountain Learning, LLC	$373,448
Pegasus Transtech Corporation	$136,944
Polytex Holdings LLC	$14,274
U.S. Retirement & Benefit Partners	$345,000

9.	Subsequent Events
The Trust held a Special Meeting of Shareholders on April 25, 2018, which was adjourned to May 8, 2018, at which shareholders approved the elimination of the Trust's fundamental investment restrictions (i) concerning the Trust's maximum level of investment in non-investment grade securities and (ii) prohibiting investment by the Trust in debt securities rated below B, or determined by Barings to be of a comparable quality, at the time of acquisition.

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BARINGS LLC AND ITS AFFILIATES:
BARINGS SECURITIES LLC; BARINGS AUSTRALIA PTY LTD; BARINGS ADVISERS (JAPAN) KK; BARINGS INVESTMENT ADVISERS (HONG KONG) LIMITED; BARINGS FUNDS TRUST; BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND; BARINGS CORPORATE INVESTORS AND BARINGS PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, "BARINGS").

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;

•	Consumer or other reporting agencies, government agencies, employers or others;

•	Your transactions with us, our affiliates, or others; and

•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an "opt-in" or "opt-out" from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

January 2017

Barings Participation Investors

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Members of the Board of
Trustees

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Clifford M. Noreen
Chairman

Robert M. Shettle
President

James M. Roy
Vice President & Chief Financial
Officer

Janice M. Bishop
Vice President, Secretary & Chief
Legal Officer

Christopher D. Hanscom
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

Kristin Goodchild
Associate Secretary

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Barings Participation Investors (the "Trust") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Participation Investors

PI6217